UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

JEWETT-CAMERON TRADING COMPANY LTD.
(Exact name of registrant as specified in its charter)

A1BRITISH COLUMBIA	000-19954	00-0000000
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

32275 N.W. Hillcrest, North Plains, OR 97133
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (503) 647-0110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JCTC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company has appointed Scott Kotarba to fill the vacancy on the Board of Directors as a result of Ian Wendler’s retirement on July 31, 2026. Mr. Kotarba’s appointment is effective August 10, 2026.

Mr. Kotarba is the Managing Member of Kotarba Partners & Co. (KPC), a long-term focused investment firm. At KPC, he is responsible for the capital investment program and also manages the investor relationships. During his private equity career, he has served as a principal investor with a focus on corporate buyouts, real estate acquisitions and public equity investments. Mr. Kotarba began his career as an investment banking analyst at Bank of America Merrill Lynch (BAML) where he specialized in mergers, acquisitions and capital raising for global corporations in the healthcare, media and telecommunications industries. After BAML, Mr. Kotarba was a principal investor for leading private equity firms including Genstar Capital and Broadreach Capital. Mr. Kotarba is a Chartered Financial Analyst® and received his Bachelor of Finance in Business Administration from James Madison University.

Mr. Kotarba has been a consultant with the Company since April 2026 and provides strategic and financial advisory services to the Company. The compensation received by Mr. Kotarba for his services under the consulting arrangement does not involve amounts in excess of $120,000. For his services as a Board Member, Mr. Kotarba will receive $12,000 annually and 25 restricted shares of the Company’s common stock per quarter in accordance with the Company’s Directors Compensation Policy.

Appointment of Independent Director to the Audit Committee

Independent Director Subriana Pierce has been appointed to the Audit Committee effective August 7, 2026, which currently consists of three independent directors as required by NASDAQ Rule 5605-3. With Mr. Kotarba’s appointment to the Board as a non-Independent Director, the Company’s Board of Directors currently consists of five members, three of whom are Independent Directors.

This Current Report is being filed pursuant to Item 5.02(d) of Form 8-K.

Item 9.01. Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.

Date: August 10, 2026	By:	/s/ “Chad Summers”
	Name:	Chad Summers
	Title:	President and Chief Executive Officer